Income Taxes (Details Textual)	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Income Taxes (Textual)
Hong Kong tax rate	16.50%	16.50%	16.50%
Federal and state income tax at statutory rate	21.00%
Preferential tax rate percentage, description	The law applies a uniform 25% enterprise income tax rate to both foreign invested enterprises and domestic enterprises. According to the tax law, entities that qualify as high and new technology enterprises ("HNTE") supported by the PRC government are allowed a 15% preferential tax rate instead of the uniform tax rate of 25%.	On December 2, 2016, Tiandihui was granted the HNTE designation jointly by Qingdao science and Technology Bureau, Qingdao Municipal Finance Bureau, Qingdao Municipal State Taxation Bureau, Qingdao Local Taxation Bureau, and would be qualified for a preferential tax rate of 15% for the years ended December 31, 2016, 2017 and 2018.